Capital Reserve	12 Months Ended
Dec. 31, 2021
Capital Reserve [Abstract]
Capital Reserve [Text Block]

15. Capital Reserve

a) During the year ended December 31, 2020, the Company disposed of certain wells to a company related by virtue of a common shareholder, officer and director, in exchange for the extinguishment of an affiliate loan.

Due to the relationship between the Company and the related party, differences between the carrying amount of assets disposed of and the loan balance extinguished has been recorded as affiliate contributions to the capital reserves account in members' equity. For the year ended December 31, 2020, $4,592,641 was recorded to the capital reserve account.

b) During the year ended December 31, 2021, an additional $29,436,057 has been added to capital reserve related to certain Origination equity holders electing to not convert their equity interests into SVS/MVS of the Company as further described in note 14.